UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2004

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2004, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2004-ECC1)


                                   CWABS, Inc.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   333-109272                  95-4596514
         --------                   ----------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)

4500 Park Granada
Calabasas, California                                             91302
---------------------                                             -----
(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (818) 225-3237

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



Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         On June 25, 2004 (the "Closing Date"), a single series of certificates, entitled CWABS, Inc., Asset-Backed Certificates, Series 2004-ECC1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2004 (the "Agreement"), among CWABS, Inc., Countrywide Homes Loans, Inc., the Seller (the "Seller"), Countrywide Home Loans Servicing LP, the Master Servicer (the "Mater Servicer") and The Bank of New York, as trustee (the "Trustee").

Item 5.  Other Events.
         -------------

Description of the Mortgage Pool*

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a pool (the "Mortgage Pool") of fixed and adjustable rate, credit blemished mortgage loans that are secured by first liens on one- to four- family residential properties (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Initial Mortgage Loans having an aggregate principal balance of approximately $452,644,305 as of June 1, 2004 and (ii) the pre-funding account, which contained approximately $77,535,694.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of June 1, 2004, with respect to the Initial Mortgage Loans.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:



---------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated May 24, 2004 and the Prospectus Supplement dated June 23, 2004 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2004-ECC1.

      EXHIBIT NO.         DESCRIPTION
      -----------         -----------
          99.1            Characteristics of the Mortgage Pool as of June 1,
                          2004, relating to CWABS, Inc., Asset-Backed
                          Certificates, Series 2004-ECC1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     CWABS, INC.


                                                     By:      /s/ Ruben Avilez
                                                              ----------------
                                                     Name:    Ruben Avilez
                                                     Title:   Vice President


Dated: July 12, 2004